UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

JOHN B. SANFILIPPO & SON, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 John B. Sanfilippo & Son, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On November 2, 2023 For Stockholders of record as of September 5, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/JBSS To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/JBSS Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before October 23, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/JBSS TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. John B. Sanfilippo & Son, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Thursday, November 2, 2023 Time: 11:30 AM, Central Time Place: Via a live audio-only webcast at www.proxydocs.com/JBSS. There is no physical location for the 2023 Annual Meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/JBSS SEE REVERSE FOR FULL AGENDA

John B. Sanfilippo & Son, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 5 1 YEAR ON PROPOSAL 4 PROPOSAL 1. Election of Directors 1.01 Pamela Forbes Lieberman 1.02 Mercedes Romero 1.03 Ellen C. Taaffe 2. Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2024 Fiscal Year. 3. Advisory Vote to Approve Executive Compensation. 4. Advisory Vote on the Frequency of Advisory Votes on Executive Compensation. 5. Approval of the John B. Sanfilippo & Son, Inc. 2023 Omnibus Incentive Plan. Note: Transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.